# Duos Technologies Group, Inc.

(OTC QB: DUOT)

## Company Presentation

July 15, 2015

# Safe Harbor Statement

This presentation, as well as other written or oral statements made from time to time, includes “forward-looking statements,” within the meaning of the U.S. Securities Act of 1933, as amended and the U.S. Securities Exchange Act of 1934, as amended, or the “Exchange Act.” Forward-looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations. Forward-looking statements reflect our current views with respect to future events. The words “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “project,” “estimate” and similar expressions identify forward-looking statements. These forward-looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward-looking statements.

All forward-looking statements involve risks, assumptions and uncertainties. You should not rely upon forward-looking statements as predictors of future events. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results. These risks, assumptions and uncertainties are not all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other known as well as unknown or unpredictable factors also could harm our results. All of the forward-looking statements we have included in this presentation are based on information available to us on the date of this presentation. We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

The financial projections in this presentation are for illustrative purposes only and are based upon certain hypothetical assumptions, which we believe are reasonable as of the date of this Presentation. The price assumptions we selected and used in the projected financial statements are inherently arbitrary. The selection of assumptions requires the exercise of judgment and is subject to uncertainty due to the effect that economic or other changes may have on future events. The assumptions used for the projections in this Presentation are those we believe to be most significant to the projections. Variations in such assumptions, particularly revenue growth and gross margin increases, could significantly affect the projections. To the extent that assumed events do not materialize, our actual results may vary substantially from the projected results. The Presentation includes references to EBITDA or adjusted EBITDA which are not calculated under the standards or rules that comprise US GAAP. Such measures are typically referred to as non GAAP measures. Companies may calculate non GAAP measures differently. These measures should not be viewed as a substitute for those determined in accordance with US GAAP

# Company Background

- Headquartered in Jacksonville, FL
- Fully reporting public company (OTC QB: DUOT)
- Staff of 34
- Global Provider of Advanced Technologies
  - Intelligent Sensor and Data Analytics
  - Command & Control (EIM/PSIM)
  - Engineered Solutions
- We design, develop, implement and support an array of sophisticated, proprietary technology applications and turnkey engineered systems.
- Substantial IP library (17 patents) built upon two core technology platforms distributed as licensed software suites, and natively embedded within engineered turnkey systems :
  - **praesidium**® - intelligent analytics process (back-end)
  - **centraco**™ - intelligent user interface (front end)


Tallahassee
Jacksonville
Orlando
Tampa
St Petersburg
FLORIDA
Miami



# Major Products and Solutions

## praesidium ™ Intelligent Analytics Platform

*Proprietary Applications - Engineered Solutions*

- **Virtual Security Shield** (smart area security)
- **Marine Channel Vessel Detection**
- **Modular Rail Inspection Portal**
  - Image Stitching into Linear Panorama
  - Automated Open Hatch Detection
  - Automated Open Door Detection
  - Automated Car Count
  - Automated Under Vehicle Inspection
  - Automated Illegal Train Rider Detection
- **Smart Tunnel Security**
- **Smart Bridge Security**
- **Pantograph Inspection**
- **Smart Yards ***
- **Transit Platform Security***
- **Smart Intermodal Inspection Portal***

## centraco (Intelligent EIM/PSIM)

*Proprietary Applications – (available owned, licensed, or SaaS)*

- **Modular Common Operating Framework** for Multi-Layered Intelligent Security Systems - Unified User Interface
- **Integration of Unlimited Number of Controls/Sensors**
- **Integrated Alarm Management**
- **Automated Systems and Device Diagnostics**
- **LDAP/Active Directory**
- **New System Set-Up in a Fraction of Time of Competing Products**
- **All Duos Proprietary Technologies Embedded Natively**
- **Agnostic to 3d-Party Hardware and Applications**
- **New Technology developed or acquired through mergers will represent a new module, with minimal effort to become "market ready".**

***** - Under Development***

duostech

# Target Markets and Select Customers

## Target Markets

- Transportation
  - Freight Rail
  - Passenger Rail
  - Airports
  - Sea & Inland Ports
- Healthcare
- Utilities
- Oils, Gas & Chemical Industries
- Commercial
- Government

## Customers

- Amtrak
- Baptist Health South Florida
- Chicago METRA
- Concho Resources
- Conrail
- CSX
- Johns Hopkins University Applied Physics Laboratory
- Jacksonville Int'l Airport
- Kansas City Southern de Mexico
- LA METRO
- LA Metrolink
- Monroe County Sheriff's
- National Grid
- Ocean Reef Resort
- Olin Chlor Alkali
- Transportation Technology Center, Inc.
- Union Pacific
- US Army
- US Customs and Border Protection
- US Department of Homeland Security

# Significant Revenue Drivers

**Intelligent Rail Inspection Portal - rip ™**
(Flagship Proprietary Technology)

- **Four-sided (360˚) Visual Inspection**
- **High Resolution Stitched Images Creating Linear Panorama of Entire Train**
- **Vehicle Undercarriage Examiner**
- **Automated Detection**
  - Open/Missing Hatches
  - Open Doors
  - Illegal Riders
  - Undercarriage Anomalies (Targeting Security and Mechanical Vulnerabilities)
- **Remote Management and Viewing**
- **Development Status:**
  - Security Version Completed and Deployed
  - Mechanical Version Phase 2 of 3 completed
  - High Speed Versions Phase 2 of 3 Completed

**Linear Panorama**
Stitches and Synchronizes 360˚ Vertical View of Each Rail Car





**Automated Open/Missing Hatch Detection**
Identifies Rail Hopper Cars Missing Top Hatches
Identifies Location Within Train Consist
Automatically Sends Alarm to CBP



**Automated Open Door Detection**
Identifies Open Doors
Identifies Location Within Train Consist
Automatically Sends Alarm to CBP



**Automated Illegal Rider Detection**
Captures, Inspects and Processes Real Time Images
Detects Hiding Individuals
Identifies Location Within Train Consist
Automatically Transmits Alarms

duostech

# Significant Revenue Drivers – *cont'd*

### Intelligent Rail Inspection Portal - **rip ™** *cont'd*

**Automated Vehicle Undercarriage Examiner (vue ™)**

- Captures High Resolution Images at Train Speeds of up to 45 mph
- High Speed Version (up to 70 mph) is Under Development *(Phase 2 of 3 Completed)*
- Presents Stitched Images to Operator For Remote Visual Inspection
- Enhanced Automated Foreign Object Detection (FOB) Targeting Security Vulnerabilities *(Commercially Deployed)*
- Enhanced FOB for Mechanical Vulnerabilities Under Development *(Phase 2 of 3 Completed)*
- Remote Management and Viewing
- Centralized National Data Repository via Cloud
- All Images Are Compared To Prior **rip ™** inspections
- Changes are Instantly Reported to Stakeholders
- System will Enable Individual Car Tracking Throughout Rail System
- Replaces Mandatory Inspection Currently Conducted Manually Significantly Improving Accuracy and Throughput
- Substantial Direct Impact to Rail Operator's Bottom Line

## Revolutionizing Current Practices



Johns Hopkins University
central command
Side A
Uvis C Sm
Uvis A Sm
Uvis B Sm
Uvis C Reference
Uvis A Reference
Uvis B Reference
Train Car List

**TAM: >$2 Billion**

# Addressable Markets – Intelligent Technologies (Domestic)

**2014**

## Command and Control Platform (PSIM)
**centraco**™

**$250M** { 2013-2018 CAGR – 42.15% }

## Video Analytics/Digital Video Surveillance (**praesidium**™)

**$13.5B** 2012-2020 CAGR – 13.8%

## Rail Inspection
**rip** ™ & **vue** ™

**$2.5B** New Product CAGR Not Quantified

| METRICS | Total Addressable Market (TAM) | Served Addressable Market (SAM) |
|---|---|---|
| Number of Inspection Checkpoints | 5,000 | 3,000 |
| vue Estimated Product Costs + Labor | $ 140,000 | $ 140,000 |
| vue ASP | $ 350,000 | $ 350,000 |
| rip Estimated Product Costs + Labor | $ 290,000 | $ 290,000 |
| rip ASP | $ 750,000 | $ 750,000 |
| Product ASP Mix vue | 60% | 60% |
| Product ASP Mix rip | 40% | 40% |
| Average Selling Price Per Checkpoint | $ 510,000 | $ 510,000 |
| Total $ | $2,550,000,000 | $1,530,000,000 |



## Addressable Market Intelligent Technologies

**$16.3B**

duostech

# Financial Information (Pro Forma-Baseline Scenario)

## NOTES

- Revenue Forecast
  - Backlog - $15.3 M
  - Pending High Probability Awards - $8.9 M
- Non-Recurring Charges
  - 2014 - $536K
  - 2015 - $1.58M
- Excellent A/R History
- Company Valuation Based on 4.4xx

| INCOME STATEMENT | 2014 Audited | 2015 Guidance | 2016 Forecast | 2017 Forecast |
|---|---|---|---|---|
| **Revenue** | **4,603,768** | **6,208,901** | **8,937,606** | **11,662,812** |
| Cost of Sales | 1,695,448 | 2,793,582 | 3,757,491 | 4,909,861 |
| **Gross Profit** | **2,908,320** | **3,415,319** | **5,180,115** | **6,752,951** |
| | 63% | 55% | 58% | 58% |
| Operating Expenses | 5,133,304 | 4,179,806 | 4,723,905 | 5,551,484 |
| **Gain(Loss) from Operations** | **(2,224,984)** | **(764,487)** | **456,210** | **1,201,467** |
| Write Downs | 31 | (1,578,810) | - | |
| Other Income (Expense) | (820,896) | (152,051) | (338,324) | (196,080) |
| Preferred Stock Dividend | (536,376) | | | |
| **Net Gain (loss) applicable to CS** | **(3,586,116)** | **(2,495,348)** | **117,887** | **1,005,387** |
| Depreciation/Amortization | 262,662 | 1,624,985 | 257,884 | 70,801 |
| Accrued Interest Expense (Income) | 670,731 | 843,431 | 338,324 | 196,080 |
| Other non-cash or non recurring charges | 536,376 | (538,180) | | |
| **Adj. EBITDA** | **(1,576,111)** | **(565,112)** | **714,094** | **1,272,269** |
| Shares Outstanding | 57,200,267 | 63,806,617 | 71,522,067 | 71,522,067 |
| Earnings (Loss) Per Share | $ (0.06) | (0.04) | $ 0.00 | $ 0.01 |
| Company Valuation *(4.4xx)* | 20,256,579 | 27,319,164 | 39,325,468 | 51,316,373 |
| Estimated Share Price | $ 0.35 | $ 0.43 | $ 0.55 | $ 0.72 |

duostech

# Financial Information (Pro Forma – Upside Scenario)

*Amounts in million US$*

**NOTES – ADDITIONAL REVENUE IN FORECAT**

- Opportunities Pipeline - $125M
- New Rail Technologies Final Beta in 2015

| Share of Market (SOM) | % ASP | Yr1 | Yr2 | Yr3 | Yr4 | Yr5 |
|---|---|---|---|---|---|---|
| **Direct Selling/Service Model** | 100% | | | | | |
| Units | | 2 | 10 | 20 | 40 | 80 |
| ASP Revenue | | $1.0 | $5.1 | $10.2 | $20.4 | $40.8 |
| Maint/Data Service Rev/Yr | 12% | $0.1 | $0.6 | $1.2 | $2.4 | $4.9 |
| **Licensed Selling/Service Model** | 75% | | | | | |
| Units | | 2 | 20 | 40 | 80 | 160 |
| ASP Revenue | | $1.0 | $10.2 | $20.4 | $40.8 | $81.6 |
| Maint/Data Service Rev/Yr | 6% | $0.1 | $0.6 | $1.2 | $2.4 | $4.9 |
| **TOTAL** | | | | | | |
| Units | | 4 | 30 | 60 | 120 | 240 |
| **ASP Revenue** | | $2.0 | $15.3 | $30.6 | $61.2 | $122.4 |
| **Maint/Data Service Rev** | | $0.2 | $1.2 | $2.4 | $4.9 | $9.8 |
| **Total Revenue** | | $2.2 | $16.5 | $33.0 | $66.1 | $132.2 |

| | | | |
|---|---|---|---|
| Project Rev Included in Base Plan (Rail) | | $2.2 | $2.7 |
| Delta | | $13.1 | $27.9 |
| **Additional Revenue Applied in Upside** | 50% | $6.56 | $13.94 |
| **Proportional Service** | | $0.61 | $1.22 |
| | | $7.2 | $15.2 |

*Amounts in US$*

| INCOME STATEMENT | 2014 Audited | 2015 Guidance | 2016 Forecast | 2017 Forecast |
|---|---|---|---|---|
| **Revenue** | 4,603,768 | 7,011,352 | 18,394,526 | 30,579,615 |
| Cost of Sales | 1,695,448 | 3,374,843 | 8,211,743 | 11,420,100 |
| **Gross Profit** | 2,908,320 | 3,374,843 | 10,182,783 | 19,159,515 |
| | 63% | 52% | 55% | 63% |
| Operating Expenses | 5,133,304 | 4,210,663 | 6,805,975 | 9,785,477 |
| **Gain(Loss) from Operations** | (2,224,984) | (574,155) | 3,376,809 | 9,374,038 |
| Write Downs | 31 | (1,578,810) | - | |
| Other Income (Expense) | (820,896) | 100,887 | (338,324) | (196,080) |
| Preferred Stock Dividend | (536,376) | | | |
| **Net Gain (loss) applicable to CS** | (3,586,116) | (2,052,078) | 3,038,485 | 9,177,958 |
| Depreciation/Amortization | 262,662 | 1,624,985 | 257,884 | 70,801 |
| Accrued Interest Expense (Income) | 670,731 | 763,963 | 338,324 | 196,080 |
| Other non-cash or non recurring charges | 536,376 | (711,780) | | |
| **Adj. EBITDA** | (1,576,111) | (374,910) | 3,634,693 | 9,444,840 |
| Shares Outstanding | 57,200,267 | 63,806,617 | 71,522,067 | 71,522,067 |
| Earnings (Loss) Per Share | $ (0.06) | (0.04) | $ 0.04 | $ 0.13 |
| Company Valuation *(4.4xx)* | 20,256,579 | 27,319,164 | 80,935,915 | 134,550,306 |
| Estimated Share Price | $ 0.35 | $ 0.43 | $ 1.13 | $ 1.88 |

duostech

# Board of Directors and Key Management Team

## *Executive Members of the Board of Directors*

**Gianni Arcaini**

**Chairman of the Board, CEO**

Early career in Europe building and leading range of private and public companies, effecting MBO on a portion thereof. In 1984, sold European assets and immigrated to US. Together with US and European investors purchased predecessor to Duos, in 2002 spun-off Duos US and has led Duos thereafter. He is signatory to 14 patents or patent pending applications.

**Adrian Goldfarb**

**Chief Financial Officer, Director**

30-year industry veteran including more than 20 years in information technology beginning at IBM, for most of the last 20 years he has specialized in new venture and early stage organizations where he has taken roles of increasing responsibility and leadership including those as CFO, President, and Board member. He holds a degree in Finance.

## *Independent Members of the Board of Directors*

**Alfred J. (Fred) Mulder**

*Director, Chair Comp and Nomination Committee*

Independent consultant (M&A / Corporate Finance) and private investor in various companies in the USA and Europe, including Duos. Mr. Mulder has held Board positions at LBI International N.V., W.P. Stewart, New York, Stahomij B.V., Amsterdam, Aleri/MPCT Solutions, Chicago/London, Debitel N.V., Hoofddorp, Environmental Capital Holdings, Jacksonville, the Investment Committee of Nethave N.V., Berghave N.V., the Pension Fund of Radio Holland N.V., Greenfield Capital Partners N.V., Pon Holdings B.V., HAL Investments N.V. (the holding company of Holland America Line), Transmark Holding B.V., Meulenhoff &Co N.V., SAIT Radio Holland SA, Lacis Communication N.V., Meijn Processing Industrie B.V., and CapCorp Investments N.V..

# Board of Directors and Key Management Team

## *Independent Members of the Board of Directors, cont'd*

**Gijs van Thiel**
*Director, Chair Audit Committee*

Co-founder and Managing Partner of 747 Capital, a private equity investment firm focused on investments in private equity funds. Mr. van Thiel is responsible for the firm's new product development and is actively involved in the portfolio management, due diligence and manager selection process. He has been active in private equity since 1997. Prior to 747 Capital, Mr. van Thiel was founder and General Partner of Triad Media Ventures, a $50 million venture capital fund that made direct investments in US companies. In addition, he was Director of Financial Services for Icon International, a member of Omnicom Group. He started his career at the Netherlands Foreign Investment Agency, a diplomatic function, in New York in 1993.

**Joseph S. Glodek**
*Director, Member Compensation and Audit Committees*

Managing Principal and Co-Founder of Black River Wealth Management, Head of the firm's Executive Committee. Mr. Glodek co-founded Black River Wealth Management LTD in 2008 with the senior management team of William Scott and Co. LLC. In 1993, at the age of 23, Mr. Glodek acquired a controlling interest of William Scott & Co. LLC, a full service investment bank where he was acting President for over 12 years. Simultaneously to working in the financial services industry, Mr. Glodek served his country for just under ten years in the United States Marine as Counterintelligence/HUMIT Specialist I, II, and III in the Marine Air-Ground Task Force.

## *Senior Management Team*

**David Ponevac**
**Chief Technology Officer**
More than 14 years of software engineering experience concentrated on web and mobile environments; considerable expertise in Objective-C, Java, C#, PHP and many other scripting languages. Previously he was CTO of Luceon and worked with range of domestic/international public and private sector clients. He holds a BSEE and an MSCS.

# Board of Directors and Key Management Team

## *Senior Management Team, cont'd*

**Felix Krupczynski**

**Executive Vice President Operations, GM**

30-year Industry veteran with a comprehensive global management background in leading-edge technology products and services. Mr.; Krupczynski has extensive Fortune-50 experience as a senior executive with Motorola covered the start-up and/or growth of four divisions including a research and development center, manufacturing facility, customer service centers throughout China, and a broadband access division throughout the Asia Pacific region. He holds a B.S. in Electrical Engineering from NYU Polytechnic

**Connie Weeks**

**Sr. Vice President Accounting**

Ms. Weeks has over 25 years of accounting experience and is responsible for all aspects of financial reporting, internal controls, and cash management. She has been a key member of the Duos team for over 20 years.

**Wm. Scott Carns**

**Vice President of Operations**

Mr. Carns is responsible for all aspects of Operations and Engineering within the Intelligent Technologies Division. He has extensive experience in the information technology industry with an emphasis on intelligent video analytics and centralized command and control applications. Prior to joining Duos, Mr. Carns worked as the Information Technologies Coordinator for Environmental Capital Holdings, Inc. and was President of Software Solutions Group, Inc. He also served in the US Army and attended Kansas State University.

**Ed Kovach**

**Vice President of Engineering**

Highly accomplished Electrical Engineer, Certified Six Sigma Black Belt with 25-year experience with a comprehensive international experience forming and leading engineering and manufacturing groups, designing next generation products. Technical background encompasses electrical, mechanical, software, and manufacturing engineering. He holds a BS in Electrical Engineering and a BA in Business Management.

# Contact

## Duos Technologies Group, Inc.

**Gianni B. Arcaini**
Chairman and CEO
gba@duostech.com
904.612.0310

**Adrian G. Goldfarb**
Chief Financial Officer
agg@duostech.com
561.801.3652

6622 Southpoint Drive S.
Suite 310
Jacksonville, FL 32216

duostech